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                              ZENITH LIFE PLUS II

                      Supplement dated September 18, 1995
                        to Prospectus dated May 1, 1995


For Policies purchased through payroll deductions:

     If you elect to pay your scheduled premiums using payroll deductions that your employer will remit to New England Variable Life Insurance Company ("NEVLICO") on your behalf, the following special provisions apply to you.

     1. Policy Date. The Policy Date and the investment start date for your Policy will be six weeks after the date your employer begins making payroll deductions that will be used to pay the scheduled premiums due on your Policy.

     2. Temporary Life Insurance Coverage. The insured under your Policy will receive temporary life insurance coverage for a limited period under the terms of a temporary insurance agreement. Coverage will begin as of the date of the temporary insurance agreement, which is generally the same date you sign your application.

     3. Scheduled Premium Payments. Your first scheduled premium payment will be due on the Policy Date. Subsequent scheduled premium payments will be due on the same day each month thereafter, for a total of 12 scheduled premium payments each year, regardless of the frequency with which payroll deductions are made. NEVLICO will apply premiums to your Policy each month on the due date, and the amount applied each month will be the amount of scheduled premium due for that month. If the amount of payroll deductions exceeds the amount of scheduled premium due for any month, your employer will retain the excess for inclusion with the next scheduled premium payment.

     4. Default and Lapse. If NEVLICO does not receive scheduled premium payments each month as they become due, your Policy may lapse. See "Default and Lapse Options." Hence, to keep your Policy in force if you miss a payroll deduction, you may need to give your employer the amount of the missed deductions, so that your employer can remit the full amount of the next scheduled premium due. If you receive a lapse notice from NEVLICO, you will need to send payment directly to NEVLICO in order to reinstate your Policy.

     5. Unscheduled Payments and Loan Repayments. You cannot use payroll deductions to make unscheduled payments or to repay Policy loans. Please contact NEVLICO or your registered representative if you would like to arrange either of these types of transactions.

     6. Premium Recalculation. The scheduled premium due for your Policy will remain at its initial level until the later of: a) the year when the insured reaches age 71; or b) eleven years. At that time, the scheduled premium due for future years may be increased, depending on the amount of the Policy's cash value on the preceding policy anniversary, and it may be appropriate to adjust your payroll deduction accordingly. (See "Scheduled Premium Recalculation.") THE CASH VALUE OF PREMIUMS ALLOCATED TO THE VARIABLE ACCOUNT IS NOT GUARANTEED, AND UNFAVORABLE INVESTMENT EXPERIENCE CAN REDUCE IT TO ZERO. YOU WILL BEAR THE ENTIRE INVESTMENT RISK WITH RESPECT TO CASH VALUE IN THE VARIABLE ACCOUNT.